                                  CERTIFICATION
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


          The undersigned, the Secretary and Chief Financial Officer of the 1838 Bond-Debenture Trading Fund (the "Fund"), with respect to the Fund's Form N-CSR for the period ended March 31, 2004 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Dated:   6/1/04                                /s/ Anna M. Bencrowsky
      ------------                             -----------------------------
                                               Anna M. Bencrowsky
                                               Secretary
                                               (Principal Financial Officer)

                                  CERTIFICATION
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


          The undersigned, President and Chief Executive Officer of the 1838 Bond-Debenture Trading Fund (the "Fund"), with respect to the Fund's Form N-CSR for the period ended March 31, 2004 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Dated:  6/1/04                                 /s/ John H. Donaldson
      ------------                             -----------------------------
                                               John H. Donaldson
                                               President
                                               (Principal Executive Officer)